united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 10/31

Date of reporting period: 10/31/19

Item 1. Reports to Stockholders.

Superfund Managed Futures Strategy Fund

Class A Shares (SUPRX)

Class I Shares (SUPIX)

Annual Report

October 31, 2019

1-855-61-SUPER

www.SuperfundUS.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.superfundus.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Shareholders:

We are pleased to provide you with the Annual Report for the Superfund Managed Futures Strategy Fund (the “Fund”). The Fund’s return for the twelve month period ended October 31, 2019 was 26.57% for Class A shares and 26.62% for Class I Shares. The Fund outperformed its benchmark, the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index*, which returned 2.40% for the same time period.

Performance Review

November 2018

Although falling short in recouping the losses incurred in October, the Fund posted gains of 3.13% for Class A and 3.24% for Class I. The US Federal Reserve’s decision to hold short-term interest rates at 2% to 2.25% in November allowed the Fund’s long positions in the Bonds sector to perform commendably as prices soared and yields fell to the lowest level since mid-August. Moderate gains in the Energy and Stock Indices sectors provided some welcome support, as strong returns in NYMEX Natural Gas and the CME mini S&P 500 Index* futures boosted overall performance. Lackluster returns in the Metals sector however, slightly dampened what was otherwise a good month for the Fund.

December 2018

The Fund ended this month with positive returns of 4.76% (Class A) and 4.71% (Class I). The Bonds sector was the best performing one, followed by the Energy sector - particularly NYMEX Heating Oil. Stock indices proved to be the worst sector for the Fund, as all three bottom performers were indices. Metals and Agricultural Markets performed moderately positive.

January 2019

The Fund attained returns of 1.89% for Class A and 1.88% for Class I, fortified by its strong performance in Stock Indices, most notably the CME mini NASDAQ 100 Index* and the CME mini S&P 500 Index*. Bonds were another profitable sector for the Fund, as its positions took advantage of stabling government bond prices on the US Federal Reserve’s signal to pause interest rate increases in 2019. Dampening the Fund’s returns were its performance figures in the Metals sector.

February 2019

The month of February saw the Fund building on an already positive start to the year. Benefiting from soaring global equity markets, the Fund performed commendably, posting gains of 3.47% (Class A) and 3.44% (Class I). Stock Indices proved to be our best performing sector as constructive US-China trade talks and a welcome dovish stance from the US Federal Reserve pushed global stock markets higher. Moderate gains in the Grains and Agricultural markets sectors provided welcome support boosting

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

overall performance, however lackluster returns in the Bonds and Metals sectors slightly dampened what was otherwise a good month for the Fund.

March 2019

March saw the Fund with continued positive growth of 4.19% for Class A and 4.27% for Class I, respectively, bolstered by strong global equity markets in spite of evidence of a global economic slowdown. The Fund’s Bond sector proved to be its most outstanding one, thanks to the positive price movements of most major global government bonds as a result of advancements made in the US-China trade talks, and the dovish stance taken by the European Central Bank to keep rates on hold for a considerable period. The Grains and Currencies sectors added some modest gains and helped to boost overall performance; however, Energy, Metals and the Agriculture sectors’ lackluster performance added some negative pressure to the Fund’s overall returns.

April 2019

The Fund posted overall positive returns of 5.63% (Class A) and 5.57% (Class I) for the month of April, as once more the Stock Indices sector was the leading performer with significant positive returns, which were driven by signs of a stabilization of the global economic growth. The Energy sector also performed modestly well, following U.S. President Donald Trump’s move to pressure Organization of Petrol Exporting Countries to cut prices, while the Bonds sector was the Fund’s poorest performer.

May 2019

The Fund saw overall returns of -4.67% (Class A) and -4.63% (Class I) for the month of May, mainly due to heavy losses sustained in the Stock Indices sector. The continued fallout of the escalation of US/China trade tensions left equity markets waddling in the mud, resulting in some major indices experiencing their worst month since December 2018. Subpar returns within the Energy, Grains and Agricultural markets helped to sharpen losses even further. As investors rushed towards safe haven assets, welcome resistance was found in the Bonds and Metals sectors, which managed to lessen overall losses.

June 2019

The month of June brought positive performance for the Fund with 6.61% for Class A and 6.55% for Class I, bolstered by a sidebar meeting between the Presidents of the US and China during the G20 summit and positive outlooks on a lowering of the benchmark interest rate by the Fed. Stock Indices were the most prolific sector, while positions in Bonds also returned positive gains due to constructive dialogue on the trade war and stimulus hopes from the European Central Bank and US Federal Reserve. Currencies fell short this month, as major central banks were in a race to cut rates in light of global economyic slowing.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

July 2019

Concerns about the strength and overall direction of the global economy and uncertainty in U.S. China trade relations saw markets bouncing between gains and losses throughout the month of July. However, the Fund was able to return 0.75% (Class A) and 0.74% (Class I) on the back of strong performances registered in the Stock Indices and Bond sectors, with added support coming from Agricultural Markets. Long positions held in the CME mini S&P 500 Index* and EUREX Euro BTP Bond futures were this month’s top performers. Subpar returns in the Currency, Grains and Energy sectors slightly dimmed this month’s overall positive result for the Fund.

August 2019

August proved to be a fruitful month for the Fund with overall positive returns of 3.08% for Class A and 3.05% for Class I, despite losses suffered in the Stock Indices sector, which weighed on overall performance due to the escalating trade war between the US and China. Positions in the CME mini NASDAQ 100 Index* felt the brunt of the resulting market volatility, resulting in it being the Fund’s worst performing market. The Bonds sector on the other hand, delivered positive returns, as government bond yields in many countries reached record lows. Metals also lent support to the Fund with COMEX Gold being the top performer of this sector. Agricultural Markets, Grains, Energies and Currencies all ended the month in positive territory.

September 2019

Uncertainties around world trade and Brexit as well as an attack on two of Saudi Arabia’s major oil refineries, believed to have been done by Iranian forces, led to great market volatility in the month of September. As a consequence of these events, the Fund experienced losses of -2.47% for Class A and -2.45% for Class I. The Fund’s hardest hit markets, NYMEX Heating Oil, NYMEX Natural Gas and IPE Brent Crude Oil were volatile as their prices rose after the September 14th attack, only to fall again later on in the month on an increased supply outlook. While Stock Indices and Metals were strong performing sectors, they were unable to compensate for the losses experienced in the Fund’s remaining invested areas.

October 2019

The Fund registered overall returns of -1.90% (Class A) and -1.88% (Class I) for the month of October; jaded by the turmoil of trade war between China and the US, the Fund saw negative performance in the Bonds sector as well as in Metals and Energy. Stock Indices, which rode the backs of strong earnings reports, returned significant gains, while Currencies made small positive impact with the British Pound helping this sector staying afloat due to reports that the UK and Irish leaders were seeing a path to a Brexit agreement.

Strategy Summary

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

To pursue its investment objective, the Fund uses a managed futures strategy and principally invests in commodity, financial futures and foreign currency futures markets. The Fund seeks investment opportunities across many market sectors, including: currencies, interest rates, bonds, stock indices, metals, energy, grains and agricultural sectors.

To implement its strategy, the Fund uses fully automated, proprietary, computerized trading systems that examine a broad array of investments around the world and seek to identify market patterns that offer attractive investment opportunities. The Adviser’s trading strategy analyzes data from more than 120 different futures and forwards markets worldwide on an ongoing basis and also analyzes risks related to position size, market correlation, and market volatility of potential investments.

Thank you for your investment in Superfund Managed Futures Strategy Fund.

Gerhard Entzmann

President

Superfund Advisors, Inc.

*	Glossary of Indices mentioned in this document:

Bank of America Merrill Lynch 3- Month U.S. Treasury Bill Index	Tracks the performance of the U.S. dollar denominated U.S. Treasury Bills remaining term to final maturity of 3 months
CME mini NASDAQ 100 Index	Offers exposure to a modified capitalization-weighted index of 100 of the largest and most active non-financial, domestic stocks traded on the Nasdaq Stock Market
CME mini S&P 500 Index	Index made up of 500 individual stocks representing the market capitalizations of large US companies

9001-NLD-11/25/2019

The views in this report are those of the Fund’s management. This report contains certain forward- looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance does not guarantee future results and there is no assurance that the Fund will achieve its investment objective.

Superfund Managed Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2019

The Fund’s performance figures* for the year ended October 31, 2019, as compared to its benchmark:

		Annualized
	One Year	Three Years	Five Years	Since Inception(a)
Class A	26.57%	7.49%	2.95%	2.47%
Class A with 5.75% load	19.26%	5.40%	1.73%	1.43%
Class I	26.62%	7.70%	3.16%	2.67%
Bank of America Merrill Lynch 3-Month U.S. Treasury BillIndex(b)	2.40%	1.60%	1.02%	0.88%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower absent the fee waiver noted below. Past performance is no guarantee of future results. The Fund’s total annual operating expenses are 3.24% and 2.99% for Class A and Class I shares, respectively, per the February 28, 2019 prospectus (as amended). For performance information current to the most recent month-end,please call toll-free 1-855-61-SUPER.

Effective February 26, 2019, the Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including Distribution and Service (12b-1) Feesand acquired fund fees and expenses, until February 29, 2020 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 29, 2020. These agreements may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. There is no guarantee that any of these expense limitation and fee waiver arrangements will continue in place after February 29, 2020, at which time it will be determined whether such agreements will be renewed or revised.

(a)	Superfund Managed Futures Strategy Fund Class A shares and Class I shares commenced operations on December 31, 2013.

(b)	The Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Investors cannot invest directly in an index, and index performance does not reflect deductions for fees, expenses or taxes.

Class A
Comparison of the Change in Value of a $10,000 Investment

Class I
Comparison of the Change in Value of a $100,000 Investment

The Fund’s asset classes are as follows:

Holdings by Asset Class	% of Net Assets
U.S. Treasury Bill	66.9%
Other Assets Less Liabilities	33.1%
100.0%

The value of the Fund’s derivative positions that provide exposure to a managed futures program is included in “other assets less liabilities;” however, the portfolio composition detailed above does not include derivatives exposure. See the accompanying notes for more information on the impact of the Fund’s derivative positions on the consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
October 31, 2019

Principal		Interest Rate	Maturity Date	Value
	SHORT-TERM INVESTMENT - 66.9%
	UNITED STATES TREASURY BILL - 66.9%
$7,300,000	United States Treasury Bill	0.00%	12/12/2019	$7,287,797
	TOTAL SHORT-TERM INVESTMENT (Cost - $7,284,287)

	TOTAL INVESTMENTS - 66.9% (Cost - $7,284,287)			$7,287,797
	OTHER ASSETS LESS LIABILITIES - 33.1%			3,612,355
	NET ASSETS - 100.0%			$10,900,152

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

FUTURES CONTRACTS

Number of Long			Underlying Face/Notional	Unrealized Appreciation/
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
8	Amsterdam Index	Nov-19	920,336	$(6,765)
3	Australian 3-Year Bond +	Dec-19	297,585	(167)
6	Australian 10-Year Bond +	Dec-19	593,160	(5,213)
1	Brent Crude +	Jan-20	59,620	(1,780)
2	Brent Crude +	Feb-20	117,820	(3,870)
1	Brent Financial Last Day +	Jan-20	59,620	(1,540)
9	British Pound +	Dec-19	728,831	32,925
13	CAC 40 10 Euro Index	Nov-19	744,510	6,802
13	Canadian Dollar +	Dec-19	987,675	(6,975)
13	Canada 10-Year Bond +	Dec-19	1,846,520	20,793
4	Canola +	Jan-20	289,350	5,775
2	Cattle Feeder +	Dec-19	48,060	(1,550)
5	Cocoa +	Dec-19	93,050	(2,102)
16	Cocoa +	Dec-19	312,000	2,863
4	Corn +	Dec-19	128,880	(1,250)
4	Cotton No. 2 +	Mar-20	7,556,000	1,074
2	DAX Index	Dec-19	644,675	27,577
8	DJIA Mini E-CBOT	Dec-19	1,079,280	415
6	Dolllar Index +	Dec-19	582,924	(5,661)
8	E-Mini Russell Index	Dec-19	625,360	26,595
1	Euro/JPY Currency +	Dec-19	15,050,000	3,304
40	Euro STOXX 50	Dec-19	1,443,600	7,815
61	Euro-Bobl +	Dec-19	8,211,820	(2,450)
5	Euro-BTP +	Dec-19	722,350	(4,827)
41	Euro-Bund +	Dec-19	7,042,160	8,861
1	Euro-Buxl +	Dec-19	209,960	(8,393)
2	Euro-OAT +	Dec-19	336,760	(1,885)
57	Euro-Schatz +	Dec-19	6,387,990	(15,835)
3	FCOJ-A +	Jan-20	44,483	(608)
2	FTSE/JSE TOP 40	Dec-19	1,012,140	(1,636)
1	FTSE/MIB Index	Dec-19	113,310	511
2	FTSE 100 Index	Dec-19	144,920	904
31	FTSE China A50 Index	Nov-19	431,985	(1,133)
10	Gasoline +	Apr-20	25,980,000	7,142
5	Gasoline RBOB +	Dec-19	334,866	(840)
3	Gasoline RBOB +	Jan-20	198,047	(2,024)
7	HSCEI	Nov-19	3,701,250	939
8	IBEX 35 Index	Nov-19	742,208	(4,265)
2	Japanese 10-Year Bond +	Dec-19	307,900,000	3,605
3	Kerosene +	Apr-20	8,257,500	2,888
12	KOSPI 200 Index	Dec-19	829,500,000	(3,926)
4	Lean Hogs +	Dec-19	105,600	(1,100)
9	Live Cattle +	Dec-19	422,010	16,080
3	Live Cattle +	Feb-20	146,820	1,010
4	LME Copper +	Dec-19	578,775	1,325
4	LME Lead +	Dec-19	215,925	7,275
3	LME Primary Aluminum +	Dec-19	132,450	1,463
3	LME Zinc +	Dec-19	188,025	4,250
7	Long Gilt +	Dec-19	929,880	2,936
3	Low Sulfur Gas Oil +	Dec-19	169,050	(9,425)
52	Mexican Peso +	Dec-19	1,343,680	20,705
6	Mill Wheat +	Dec-19	53,400	18
22	MSCI Singapore Index	Nov-19	815,320	4,832
56	MSCI Taiwan Index	Nov-19	2,400,160	14,910
18	NASDAQ 100 E-mini Index	Dec-19	2,912,490	15,260
2	Natural Gas +	Dec-19	52,660	(1,150)
5	New Zealand Currency +	Dec-19	320,800	1,000
59	Nikkei 225 Index (SGX)	Dec-19	135,405,000	46,288
3	NY Harbor ULSD +	Dec-19	236,351	(10,853)
2	NY Harbor ULSD +	Jan-20	156,937	(7,136)
44	OMXS30 Index	Nov-19	7,624,100	10,478
3	Palladium +	Dec-19	526,680	36,920
2	Rapeseed +	Feb-20	38,100	722
3	S&P/TSX 60 Index	Dec-19	590,940	36
8	S&P 500 E-Mini Index	Dec-19	1,214,320	13,783
6	S&P Mid 400 Emini	Dec-19	1,173,000	(6,210)
8	SPI 200 Index	Dec-19	1,327,800	2,310
23	Soybean Oil +	Dec-19	424,350	20,850
3	Swiss Federal Bond +	Dec-19	479,430	(9,156)
16	TOPIX Index	Dec-19	266,960,000	90,127
83	U.S. 5-Year Note (CBT) +	Dec-19	9,893,859	(59,484)
63	U.S. 10-Year Note (CBT) +	Dec-19	8,208,703	(72,797)
18	U.S. Long Bond (CBT) +	Dec-19	2,904,750	40,969
25	VSTOXX Index	Nov-19	37,000	(1,108)
1	Wheat (CBT) +	Dec-19	25,438	(212)
2	WTI Crude Oil +	Dec-19	108,360	(1,770)
7	Yen Denom Nikkei	Dec-19	79,520,000	19,700
	Net Unrealized Appreciation from Long Futures Contracts			$268,939

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2019

FUTURES CONTRACTS

Number of Short			Underlying Face/Notional	Unrealized Appreciation/
Contracts ^	Description	Expiration	Amount at Value	(Depreciation)
(19)	Australian Dollar +	Dec-19	1,310,240	$(12,295)
(7)	CBOE VIX Index	Nov-19	106,925	9,975
(3)	CHF Currency +	Dec-19	381,150	(1,350)
(2)	Canola +	Jan-20	18,296	(35)
(3)	Coffee +	Dec-19	114,694	(6,413)
(1)	Copper +	Dec-19	65,950	(1,550)
(2)	Crude Palm Oil +	Jan-20	124,250	(3,154)
(3)	Euro/GB Currency +	Dec-19	323,475	8,793
(14)	Euro FX +	Dec-19	1,955,888	(18,844)
(9)	FTSE KLCI	Nov-19	715,950	(1,782)
(8)	Gold +	Aug-20	41,776,000	(2,832)
(1)	Gold 100 +	Dec-19	151,480	(650)
(1)	Hang Seng Index	Nov-19	1,349,200	(1,200)
(1)	ICE ECX Emissions +	Dec-19	25,610	(3,479)
(1)	Japanese Yen +	Dec-19	116,031	(712)
(8)	LME Copper +	Dec-19	1,157,550	(7,519)
(1)	LME Lead +	Dec-19	53,981	(1,544)
(1)	LME Nickel +	Dec-19	100,134	(2,922)
(10)	LME Primary Aluminum +	Dec-19	441,500	4,125
(2)	LME Zinc +	Dec-19	125,350	(11,688)
(3)	Lumber +	Jan-20	133,914	(2,475)
(10)	Maize +	Mar-20	84,375	863
(5)	OAT+	Dec-19	74,313	(5,175)
(3)	Platinum +	Aug-20	4,867,500	(1,393)
(3)	Platinum +	Jan-20	140,055	(2,240)
(5)	Red Wheat +	Dec-19	131,000	(825)
(1)	Robusta Coffee +	Jan-20	13,220	(790)
(9)	Rough Rice +	Jan-20	216,360	(2,010)
(4)	SGX Nifty 50	Nov-19	95,420	38
(1)	Silver +	Dec-19	90,335	(2,335)
(10)	Soybean +	Jan-20	466,125	6,700
(6)	Soybean Meal +	Dec-19	182,640	(600)
(21)	Sugar #11 +	Mar-20	293,530	(6,742)
(1)	U.S. Ultra Bond +	Dec-19	189,750	2,906
(6)	White Sugar (ICE) +	Dec-19	101,520	(5,630)
	Net Unrealized Depreciation from Short Futures Contracts			$(74,784)
	Net Unrealized Appreciation from Futures Contracts			$194,155

+	All or a portion of this investment is a holding of the Superfund Managed Futures Strategy (Cayman) Fund, Ltd.

^	All collateral for open futures contracts consists of cash included as deposits with the broker.

BTP - Business Transaction Protocol

CAC - French Stock Market Index

CHF - Swiss Franc

CBT - Chicago Board of Trade

CBOE - Chicago Board Options Exchange

CBOT - Central Bank of Turkey

DAX - Deutscher Aktienindex

DJIA - Dow Jones Industrial Average

ECX - The European Climate Exchange

FCOJ - Frozen Concentrated Orange Juice

FTSE - Financial Times Stock Exchange

HSCEI - Hang Seng China Enterprises Index

IBEX - Spanish Stock Index

ICE - Intercontinental Exchange Inc.

JSE - Johannesburg Stock Exchange

KC HRW - Kansas City Hard Red Winter

KOSPI - Korea Composite Stock Price Index

LME - London Metal Exchange

MIB - Milano Italian Borsa

MSCI - Morgan Stanley Capital International

OAT - Obligations Assimilables Du Tresor

OMXS - Stockholm Index

RBOB - Reformulated Gasoline Blendstock for Oxygen Blending

S&P - Standard & Poor’s

SGX - Stock Exchange of Singapore

SPI - Swiss Performance Index

STOXX - Stock Index of Eurozone Stocks

TOPIX - Tokyo Stock Price Index

TSX - Toronto Stock Exchange

VIX - Volatility Index

VSTOXX - Volatility Derivatives on Eurex Exchange

WTI - West Texas Intermediate

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
October 31, 2019

ASSETS

Investment securities:
At cost	$7,284,287
At fair value	$7,287,797
Deposits with broker	2,585,923
Cash and cash equivalents	829,833
Dividends and interest receivable	2,444
Net unrealized appreciation on futures contacts	194,155
TOTAL ASSETS	10,900,152

NET ASSETS	$10,900,152

Composition of Net Assets:
Paid in capital ($0 par value, unlimited shares authorized)	$10,368,260
Accumulated earnings	531,892
NET ASSETS	$10,900,152

Net Asset Value Per Share:
Class A Shares:
Net Assets	$2,925,749
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	314,969
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.29

Maximum offering price per share (net asset value plus maximum sales charge of 5.75%)	$9.86

Class I Shares:
Net Assets	$7,974,403
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	851,012
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.37

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 1.00%.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended October 31, 2019

INVESTMENT INCOME
Interest	$146,316
TOTAL INVESTMENT INCOME	146,316

EXPENSES*
Investment advisory fees	265,258
Distribution (12b-1) fees: Class A	6,805
TOTAL EXPENSES	272,063

Less: Advisory fees waived by the Advisor	(213,506)
Less: 12b-1 fees waived by the Advisor	(4,855)

NET EXPENSES	53,702
NET INVESTMENT INCOME	92,614

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	192
Futures contracts	1,516,346
Foreign currency transactions	(21,279)
1,495,259
Net change in unrealized appreciation on:
Securities transactions	3,510
Futures contracts	179,371
182,881
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,678,140

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,770,754

*	See Note 4 to the consolidated financial statements for fee waiver.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2019	October 31, 2018
FROM OPERATIONS
Net investment income (loss)	$92,614	$(100,872)
Net realized gain (loss) on investments	1,495,259	(835,624)
Net change in unrealized appreciation (depreciation) on investments	182,881	(84,018)
Net increase (decrease) in net assets resulting from operations	1,770,754	(1,020,514)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid:
Class A	—	(409,968)
Class I	—	(409,256)
Net decrease in net assets from distributions to shareholders	—	(819,224)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	34,422	47,777
Class I	4,500,000	—
Net asset value of shares issued in reinvestment of distributions:
Class A	—	409,968
Class I	—	409,256
Redemption fee proceeds:
Class A	3	32
Class I	7	—
Payments for shares redeemed:
Class A	(1,983)	(42,361)
Net increase in net assets from shares of beneficial interest	4,532,449	824,672

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,303,203	(1,015,066)

NET ASSETS
Beginning of Year	4,596,949	5,612,015
End of Year	$10,900,152	$4,596,949

SHARE ACTIVITY
Class A:
Shares Sold	3,783	4,886
Shares Reinvested	—	45,001
Shares Redeemed	(226)	(4,922)
Net increase in shares of beneficial interest outstanding	3,557	44,965

Class I:
Shares Sold	538,964	—
Shares Reinvested	—	44,630
Net increase in shares of beneficial interest outstanding	538,964	44,630

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class A
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$7.34	$10.49		$9.23		$9.45		$9.97
Activity from investment operations:
Net investment income (loss) (1)	0.07	(0.17)		(0.24)		(0.29)		(0.32)
Net realized and unrealized gain (loss) on investments (5)	1.88	(1.45)		1.98		0.07		(0.14)
Total from investment operations	1.95	(1.62)		1.74		(0.22)		(0.46)
Less distributions from:
Net investment income	—	—		(0.48)		—		(0.06)
Net realized gains	—	(1.53)		—		—		—
Return of capital	—	—		—		—		(0.00	) (4)
Total distributions	—	(1.53)		(0.48)		—		(0.06)
Net asset value, end of year	$9.29	$7.34		$10.49		$9.23		$9.45
Total return (2)	26.57%	(18.27)%		20.06%		(2.33)%		(4.68)%
Net assets, at end of year (000s)	$2,926	$2,287		$2,794		$2,337		$2,383
Ratio of gross expenses to average net assets (6)	3.24%	3.24	% (3)	3.21	% (3)	3.24	% (3)	3.24	% (3)
Ratio of net expenses to average net assets (6,7)	0.93%	3.24	% (3)	3.21	% (3)	3.24	% (3)	3.24	% (3)
Ratio of net investment income (loss) to average net assets (6)	0.77%	(2.01	)% (3)	(2.74	)% (3)	(3.08	)% (3)	(3.16	)% (3)
Portfolio turnover rate	0%	0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable sales charges and redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Amount is less than $0.005.

(5)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(6)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Represents the ratio of expenses to average net assets net of expense reimbursements by the advisor.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class I
	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	October 31, 2019	October 31, 2018		October 31, 2017		October 31, 2016		October 31, 2015
Net asset value, beginning of year	$7.40	$10.54		$9.27		$9.47		$9.98
Activity from investment operations:
Net investment income (loss) (1)	0.10	(0.15)		(0.22)		(0.27)		(0.30)
Net realized and unrealized gain (loss) on investments (5)	1.87	(1.46)		1.99		0.07		(0.14)
Total from investment operations	1.97	(1.61)		1.77		(0.20)		(0.44)
Less distributions from:
Net investment income	—	—		(0.50)		—		(0.07)
Net realized gains	—	(1.53)		—		—		—
Return of capital	—	—		—		—		(0.00	) (4)
Total distributions	—	(1.53)		(0.50)		—		(0.07)
Net asset value, end of year	$9.37	$7.40		$10.54		$9.27		$9.47
Total return (2)	26.62%	(18.07)%		20.41%		(2.11)%		(4.45)%
Net assets, at end of year (000s)	$7,974	$2,310		$2,818		$2,340		$2,392
Ratio of gross expenses to average net assets (6)	2.99%	2.99	% (3)	2.96	% (3)	2.99	% (3)	2.99	% (3)
Ratio of net expenses to average net assets (6,7)	0.46%	2.99	% (3)	2.96	% (3)	2.99	% (3)	2.99	% (3)
Ratio of net investment income (loss) to average net assets (6)	1.16%	(1.76	)% (3)	(2.49	)% (3)	(2.83	)% (3)	(2.91	)% (3)
Portfolio turnover rate	0%	0%		0%		0%		0%

(1)	Per share amounts calculated using the average shares method.

(2)	Total return shown excludes the effect of applicable redemption fees. Total returns are historical in nature and assume changes in sale price, reinvestment of dividends and capital gain distributions, if any. Had the Advisor not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Amount is less than $0.005.

(5)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Consolidated Statement of Operations due to the share transactions for the period.

(6)	Ratio is calculated for each share class as a whole, therefore an individual investor’s ratio may vary.

(7)	Represents the ratio of expenses to average net assets net of expense reimbursements by the advisor.

See accompanying notes to consolidated financial statements.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements
October 31, 2019

1.	ORGANIZATION

The Superfund Managed Futures Strategy Fund (the “Fund”), is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on December 31, 2013. The investment objective is to seek positive absolute returns.

The Fund offers Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.75%. Investors that purchase $1,000,000 or more of the Fund’s Class A shares will pay an initial sales charge of 1.00% on the purchase. Class I shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution fees, but have a higher minimum initial investment than Class A shares. All classes are subject to a 1.00% redemption fee on redemptions made within 30 days of the original purchase. Each share class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to, as needed, attend valuation meetings

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – The applicable investments are valued collectively via inputs from each group within the fair value committee. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument; factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2019 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investment	$—	$7,287,797	$—	$7,287,797
Futures Contracts	194,155	—	—	194,155
Total	$194,155	$7,287,797	$—	$7,481,952

The Fund did not hold any Level 3 securities during the year.

Futures Contracts – Among other risks, which are disclosed in the Fund’s prospectus and statements of the additional information, and certain of which are discussed below, the Fund is subject to equity price risk, interest rate risk, foreign currency exchange rate risk and volatility risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund is unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Consolidation of Subsidiary – The consolidated financial statements of the Fund include Superfund Managed Futures Strategy (Cayman) Fund Ltd. (“Superfund-CFC”), a wholly-owned and controlled foreign subsidiary.

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary. However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists. These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

A summary of the net assets of Superfund-CFC is as follows:

		CFC Net Assets
		at October 31,	% of Fund Net Assets at
	Inception Date of CFC	2019	October 31, 2019
Superfund-CFC	6/20/2014	$1,840,238	16.88%

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

For tax purposes, Superfund-CFC is an exempted Cayman investment company. Superfund-CFC has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, Superfund-CFC is a CFC which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax. However, as a wholly-owned CFC, Superfund-CFC’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Please refer to the Fund’s prospectus and statement of additional information for a full listing of risks associated with the Fund’s investments which include but are not limited to active trading risk, asset-backed securities risk, call option risk, commodities risk, counterparty credit risk, credit risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risk, expense waiver risk, fixed income risk, foreign (non-U.S.) investment risk, forward and futures contract risk, gap risk, hedging transactions risk, index risk, issuer-specific risk, leveraging risk, liquidity risk, management risk, market risk, market events risk, model risk, put option risk, regulatory risk, short sales risk, sovereign debt risk, subsidiary risk, tax risk, U.S. Government securities risk, valuation risk, volatility risk and written/sold options risk.

In accordance with its investment objective and through its exposure to the aforementioned managed futures program, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Commodities Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture, and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

Counterparty Credit Risk - The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Currency Risk - The risk that foreign currencies will decline in value relative to the U.S. dollar and adversely affect the value of the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Derivatives Risk - The derivative instruments in which the Fund may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

Expense Waiver Risk - Beginning on February 26, 2019, the Advisor has agreed to waive all of the Fund’s unitary management fee and to absorb the Fund’s expenses (excluding front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) until February 29, 2020. There can be no assurance that the Advisor will continue to waive all or any portion of the unitary management fee and/or absorb Fund expenses beyond that date. Therefore, the fees and expenses applicable to your investment could increase significantly in the future.

Forward and Futures Contract Risk - The successful use of forward and futures contracts draws upon the Advisor’s skill and experience with respect to such instruments and is subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Gap Risk - The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price.

Leveraging Risk - The use of certain derivatives may increase leveraging risk and adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount paid for the derivative. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of a Fund’s other risks. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet regulatory requirements resulting in increased volatility of returns. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged.

Liquidity Risk - Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. In the past, in stressed markets, certain types of mortgage-backed securities suffered periods of illiquidity if disfavored by the market.

Model Risk - The Fund will use model-based strategies that, while historically effective, may not be successful on an ongoing basis or could contain unknown errors. Any imperfections or limitations in a model could affect the ability of the manager to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a company or a security. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, an increasing number of market participants may rely on models that are similar to those used by the Adviser, which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio holdings, the Fund could suffer significant losses. In addition, changes in underlying market conditions can adversely affect the performance of a model.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

Subsidiary Risk - By investing in the Superfund-CFC, the Fund is indirectly exposed to the risks associated with the Superfund- CFC’s investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Commodities Risk” above). The Superfund-CFC is not registered under the 1940 Act, and, unless otherwise noted in the Fund’s prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Superfund-CFC to operate as described in the Fund’s prospectus and Statement of Additional Information and could adversely affect the Fund.

U.S. Government Securities Risk - Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Offsetting of Financial Assets and Derivative Assets

The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of October 31, 2019.

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Assets:				Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
		Consolidated	Consolidated
	Gross Amounts	Statement of	Statement of
	of Recognized	Assets &	Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Futures contracts	$567,435	$373,280	$194,155	$—	$—	$—
Total	$567,435	$373,280	$194,155	$—	$—	$—

(1)	Collateral pledged in table above is capped by the recorded investment balances related to futures contracts based on the information that was available to the Fund as of October 31, 2019. Total collateral held by the broker as of October 31, 2019 in the form of cash was $2,585,923 as presented gross as deposits with broker on the Consolidated Statement of Assets and Liabilities.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of October 31, 2019:

	Asset Derivatives		Liability Derivatives
Contract Type/	Consolidated Statement of		Consolidated Statement of Assets
Primary Risk Exposure	Assets and Liabilities Location	Fair Value	and Liabilities Location	Fair Value
Equity contracts:	Net unrealized appreciation on futures contracts	$299,295	Net unrealized appreciation on futures contracts	$28,025
Interest rate contracts:	Net unrealized appreciation on futures contracts	97,869	Net unrealized appreciation on futures contracts	180,207
Commodity contracts:	Net unrealized appreciation on futures contracts	124,249	Net unrealized appreciation on futures contracts	119,211
Foreign exchange contracts:	Net unrealized appreciation on futures contracts	46,022	Net unrealized appreciation on futures contracts	45,837
		$567,435		$373,280

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

Impact of Derivatives on the Consolidated Statement of Operations:

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended October 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate	Net realized gain (loss) from futures contracts

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the Fund for the year ended October 31, 2019:

Net Change in Unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2019
Futures Contracts	$23,383	$(25,329)	$287,715	$(106,398)	$179,371
	$23,383	$(25,329)	$287,715	$(106,398)	$179,371

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
					Total for the
					Year Ended
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	October 31, 2019
Futures Contracts	$280,054	$(23,640)	$195,475	$1,064,457	$1,516,346
	$280,054	$(23,640)	$195,475	$1,064,457	$1,516,346

The notional value of the derivative instruments outstanding as of October 31, 2019 as disclosed in the Consolidated Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold, using the first-in-first-out cost method with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed annually. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – It is the Fund’s policy to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision has been recorded.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2016 to October 31, 2018, or expected to be taken in the Fund’s October 31, 2019 year- end tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and futures contracts, for the year ended October 31, 2019, amounted to $0 and $0, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Superfund Advisors Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to the Advisory Agreement, the Fund pays the Advisor a unitary management fee for the services and facilities it provides at the annual rate of 2.99% of the Fund’s average daily net assets. The unitary management fee is paid on a monthly basis. The Advisory Agreement will continue in effect year to year, provided that such continuation shall be specifically approved at least annually by the vote of a majority of the Trust’s Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Board, shareholders of the Fund or the Advisor may terminate the Advisory Agreement upon sixty (60) day notice. For the year ended October 31, 2019, the Advisor earned advisory fees of $265,258.

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

Out of the unitary management fee, the Advisor pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for any taxes, short selling expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation. The Advisor’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Advisor for providing services to the Fund.

Effective February 26, 2019, the Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”), has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund, including Distribution and Service (12b-1) Fees and acquired fund fees and expenses, until February 29, 2020 to ensure that total annual Fund operating expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; borrowing costs, such as interest and dividend expense on securities sold short; taxes; and extraordinary expenses, such as litigation expenses) do not exceed 0.00% of average daily net assets attributable to each of Class A and Class I shares, respectively. The Fund’s Rule 12b-1 fee is contractually waived to 0.00% with respect to Class A until February 29, 2020. These agreements may be terminated by the Board on 60 days’ written notice to the Advisor. There is no guarantee that any of these expense limitation and fee waiver arrangements will continue in place after February 29, 2020, at which time it will be determined whether such agreements will be renewed or revised. For the year ended October 31, 2019, the Advisor waived management fees of $213,506. Waived expenses are not recoupable.

The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the average daily net assets for Class A and is paid to Northern Lights Distributors, LLC (the “Distributor” or “NLD”), to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended October 31, 2019, pursuant to the Plan, Class A paid $6,805 of which $4,855 was waived by the Advisor.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended October 31, 2019, the Distributor received no underwriting commissions for sales of Class A shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

On February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes excluding futures and its respective gross unrealized appreciation and depreciation at October 31, 2019, was as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$7,333,515	$557,980	$(409,543)	$148,437

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended October 31, 2016 to October 31, 2018, or expected to be taken in the Fund’s October 31, 2019 year-end tax returns.

The tax character of fund distributions paid for the year ended October 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2019	October 31, 2018
Ordinary Income	$—	$452,864
Long-Term Capital Gain	—	366,360
Return of Capital	—	—
	$—	$819,224

There were no fund distributions for the year ended October 31, 2019.

As of October 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,266,105	$—	$—	$(507,706)	$(376,496)	$149,989	$531,892

The difference between book basis and tax basis unrealized appreciation, accumulated net realized gain (loss) and accumulated net investment gain (loss) is primarily attributable to tax adjustments for the Fund’s wholly owned subsidiary and the mark-to-market on open futures contracts.

At October 31, 2019, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

	Non-Expiring	Non-Expiring
Expiring	Short-Term	Long-Term	Total	CLCF Utilized
$—	$478,513	$29,193	$507,706	$275,527

Superfund Managed Futures Strategy Fund
Notes to Consolidated Financial Statements (Continued)
October 31, 2019

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended October 31, 2019, the Fund assessed $10 in redemption fees.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a) 9 of the Act. As of October 31, 2019, Superfund USA Holdings, Inc., an affiliate of the Advisor, held 99.67% of the voting securities of the Fund.

9.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU”), which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and the Fund has adopted this amendment early.

10.	SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated through the date the consolidated financial statements were available to be issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Two Roads Shared Trust

and the Shareholders of Superfund Managed Futures Strategy Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Superfund Managed Futures Strategy Fund (the Fund) as of October 31, 2019, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more Superfund Advisors, Inc. advised investment companies since 2013.

Denver, Colorado

December 27, 2019

Superfund Managed Futures Strategy Fund
EXPENSE EXAMPLES
October 31, 2019 (Unaudited)

As a shareholder of Superfund Managed Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Superfund Managed Futures Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period presented below.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Superfund Managed Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	5/1/19	10/31/19	5/1/19 – 10/31/19	5/1/19– 10/31/19
Class A	$1,000.00	$1,009.80	$0.00	0.00% ǂ
Class I	1,000.00	1,009.70	0.00	0.00 ǂ

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	5/1/19	10/31/19	5/1/19 – 10/31/19	5/1/19 – 10/31/19
Class A	$1,000.00	$1,025.21	$0.00	0.00% ǂ
Class I	1,000.00	1,025.21	0.00	0.00 ǂ

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

ǂ	See Note to Consolidated Financial Statements.

Approval of Advisory Agreement – Superfund Managed Futures Strategy Fund

At a meeting held on September 11 and 12, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), including all of those trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act), which independent Trustees constitute all of the Trustees, considered the reapproval of the investment advisory agreement (the “Advisory Agreement”) between Superfund Advisors, Inc. (“Superfund Advisors” or the “Adviser”) and the Trust, on behalf of the Superfund Managed Futures Strategy Fund (the “Fund”), a series of the Trust.

In connection with the Board’s consideration of the Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Fund by the Adviser; (ii) a description of the Adviser’s investment management personnel; (iii) an overview of the Adviser’s operations and financial condition; (iv) a description of the Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Fund’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s fund-related operations; (vii) the Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security; and (viii) information regarding the performance record of the Fund as compared to other funds with similar investment strategies.

Throughout the process, including at the meeting, the Board had numerous opportunities to ask questions of and request additional materials from the Adviser. During the Meeting, the Board was advised by, and met in executive session with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding its responsibilities under applicable law.

The Board noted that the evaluation process with respect to Superfund Advisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by Superfund Advisors to the Fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Adviser with respect to the Fund. The information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Matters considered by the Board in connection with its approval of the Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Superfund Advisors related to the Advisory Agreement with the Trust with respect to the Fund, including the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a summary of the financial condition of Superfund Advisors; a quarterly written report containing Superfund Advisors’ performance commentary; Superfund Advisors’ compliance policies and procedures, including a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the

1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record, fees and expenses of the Fund as compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by Superfund Advisors under the Advisory Agreement, the Board considered Superfund Advisors’ employees’ asset management, risk management, operations, and compliance experience. The Board discussed the Adviser’s strategy of investing in futures and derivatives on futures and noted that Superfund Advisors relied on sophisticated computer trading systems to generate automatic buy/sell signals and that the Fund was highly liquid. The Board noted that Superfund Advisors had discussed with the Board additional features and enhancements in the Fund’s use of data and additional quantitative systems to generate improved returns during the prior year, and that consequently the Fund’s performance had improved from the previous year, to the extent that it was leading its Morningstar Category (Managed Futures) for the one- and three-year period ended July 31, 2019. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board noted that Superfund Advisors had allocated appropriate resources and staff to operate its compliance program, including by implementing trading procedures reasonably designed to mitigate conflicts among accounts, that Superfund Advisors had adopted cybersecurity and business continuity policies and procedures, that Superfund Advisors’ risk management and associated policies appeared to be operating effectively, and that Superfund Advisors had identified and monitors risks. The Board also considered the experience and tenure of key personnel, noting the qualifications of the professional staff. The Board noted that the Adviser had hired a CCO in the previous year, and that an outside compliance consulting group was used to help perform certain compliance functions for Superfund Advisors.

In considering the nature, extent, and quality of the services provided by Superfund Advisors, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Superfund Advisors’ management and the quality of the performance of Superfund Advisors’ duties.

The Board concluded that Superfund Advisors had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Advisory Agreement and that the nature, overall quality and extent of the advisory services provided by Superfund Advisors to the Fund were satisfactory and reliable.

Performance . In considering the Fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund’s performance results. Among other data, the Board considered the Fund’s performance for the one-year, three-year, and since inception periods ended June 30, 2019 as compared to the Fund’s benchmark index and against a group of peer funds (the “Peer Group”) provided by Broadridge, an independent third-party data provider. The Board noted that while it found the data provided by the independent third- party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board considered that the Fund had outperformed the median of its Peer Group and Morningstar category (Managed Futures) as well as the Fund’s benchmark (ICE Bank of America Merrill Lynch 3-Year Total Return Index) for the one-year, three-year, five-year and since inception periods. The Board took note of the Fund’s strong performance over the previous year and also took into account the Fund’s risk adjusted returns, as well as its risk management processes. The Board further noted that the Fund had been rated four stars by Morningstar. The Board also took into account Superfund Advisors’ discussion of the Fund’s performance, including in its quarterly reports during the past year. The Board concluded that the overall performance of the Fund was satisfactory.

Fees and Expenses. As to the costs of the services provided by Superfund Advisors, the Board considered a comparison of the Fund’s unitary fee relative to the total annual operating expenses after waivers of those of the Peer Group. The Board considered that the Fund’s unitary fee was the highest fee in its category, noting however that other funds in the category did not have a unitary fee structure, and that when compared with their net expense ratios, there was at least one other similarly structured fund with a comparable expense level and unitary fee format. With respect to the Fund’s operating expense limitation agreement (the “Expense Limitation”), the Board took into account that Superfund Advisors had contractually agreed to reduce the Fund’s total annual fund operating expenses as well as distribution and service fees to 0.00% through February 29, 2020, and that the Fund’s net expense ratio under the Expense Limitation was the lowest in its Peer Group. The Board noted, however, that the Expense Limitation was subject to expiration. In considering the level of the unitary fee and expense ratio with respect to the Fund, the Board noted Superfund Advisors’ discussion as to the reasonableness and competitiveness of the Fund’s fees and expenses. The Board noted that the majority of the Fund’s current shareholders were affiliates of Superfund Advisors. Based upon the factors above, the Board concluded that the Fund’s unitary fee was not unreasonable.

Profitability. The Board considered Superfund Advisors’ profitability and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by Superfund Advisors based on current asset levels of the Fund, and considered that under the Expense Limitation, Superfund Advisors will not directly profit from its relationship with the Fund. The Board concluded that the profitability of Superfund Advisors and its affiliates from their relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Superfund Advisors would realize economies of scale with respect to its management of the Fund as the Fund grew and whether fee levels reflected these economies. The Board noted that the Fund currently charged a unitary fee and did not currently have breakpoints. The Board considered the profitability analysis included in the Board Materials, and noted that while expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continued to grow, at current asset levels, economies of scale have not yet been reached. The Board noted that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient scale.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by Superfund Advisors from its association with the Fund. The

Board considered that Superfund Advisors had not identified any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund.

Conclusion. The Board, having requested and received such information from Superfund Advisors as it believed reasonably necessary to evaluate the terms of the Advisory Agreement, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the Advisory Agreement for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the Advisory Agreement renewal, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as all important, and each Independent Trustee may have considered different factors as more important. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2019

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Tactical Private Credit Fund (since March 2018)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman & Associates, LLC (legal services)(Since 2016); Partner, Abrams Fensterman, Fensterman, Eisman, Formato, Ferrara & Wolf, LLP (legal services)(2010-2016)	1	Altegris KKR Commitments Master Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean (since 2019) Chicago Kent Law School; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (since 2016), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	Altegris KKR Commitments Master Fund (since 2014); Centerstone Investors Trust (since 2016)

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. [The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes. UPDATE FOR FUND FAMILY]

10/31/19 – Two Roads v2

Superfund Managed Futures Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
October 31, 2019

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012- present); Vice President (2004 to 2012); Gemini Fund Services, LLC	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Gemini Fund Services, LLC (since 2015); Assistant Vice President, Gemini Fund Services, LLC (2011-2014)	N/A	N/A
Richard A. Malinowski 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1983	Vice President Since Sep. 2018 Secretary Since 2013	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 - present)	N/A	N/A

*	Information is as of October 31, 2019.

**	As of October 31, 2019, the Trust was comprised of 20 active portfolios managed by seven unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. [The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes. UPDATE FOR FUND FAMILY]

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-61-SUPER.

10/31/19 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.

Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-402-895-1600

What we do

How does Two Roads Shared Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund voted proxies relating to portfolio securities for the 12 month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-61-SUPER or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT). Form N-Q and Form N-PORT are available on the SEC’s website at http://www.sec.gov. The information on Form N-Q is available without charge, upon request, by calling 1-855-61-SUPER.

Investment Advisor
Superfund Advisors Inc.
P.O. Box 1568
St. George’s
GRENADA

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by a prospectus which contains information about the Fund’s investment objective, risks, fees, and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Mark Gersten is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Gersten is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 – $15,750

2018 – $15,750

(b)	Audit-Related Fees

2019 – None

2018 – None

(c)	Tax Fees

2019 – $4,250

2018 – $4,250

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2019 2018

Audit-Related Fees: 0.00% 0.00%

Tax Fees: 0.00% 0.00%

All Other Fees: 0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 - $4,250

2018 - $4,250

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Two Roads Shared Trust

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/8/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, President/Principal Executive Officer

Date 1/8/20

By (Signature and Title)

/s/ Laura Szalyga

Laura Szalyga, Treasurer/Principal Financial Officer

Date 1/8/20